Exhibit 99.2
Re: Member Nominations for Board of Director Positions
Dear Member,
E Energy Adams is preparing for the annual meeting, at which elections for Directors will take place. We have tentatively scheduled the annual meeting for mid to late January 2008. Any Member entitled to vote generally in Director Elections may nominate individuals for director positions at this year’s meeting. The final date of the meeting and details of the items to be voted on at the meeting will be disclosed through a proxy statement. When the definitive proxy statement is filed with the Securities and Exchange Commission (the “SEC”), we will send a separate notice to you that it is available online for your review. We anticipate that this will be available by mid-December.
If you would like to nominate one or more candidates for election as Director at the annual meeting, you must send written notice of such intent at least 60 days prior to the meeting but not more than 90 days prior to the meeting. However, to assist us in efficiently submitting the proxy statement to the SEC, we request that Members who want to make nominations for Directors send notice by November 1, 2007. Notice can be hand delivered or mailed to the Company. Our Operating Agreement requires that the notice must include the following:
•	the name and address of the nominating Member;

•
a statement that the Member is a holder of Units of E Energy Adams and is entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person(s) specified in the notice;

•	the name, age, business and residence address, and principal occupation or employment of each nominee;

•
a description of all arrangements or understandings between the Member and each nominee and any other person(s) (naming such person(s)) pursuant to which the nomination(s) are to be made by the Members;

•	the consent of each nominee to serve as a Director of E Energy Adams if so elected; and

•
a completed nominating petition (enclosed) signed and dated by the holders of at least five percent (5%) of the outstanding Units and clearly setting forth the proposed nominee as a candidate of the Director’s seat to be filled at the next election of Directors. Currently, we have 5,133 outstanding Units, so a petition signed by the holders of at least 257 Units will be required.

Additionally, we may require the nominee to furnish additional information as may be required by the proxy rules of the SEC or to determine their eligibility to serve as a Director of E Energy Adams.
As noted above, Members intending to make nominations for Directors have until 60 days before the our annual meeting to deliver notice, but in order for us to efficiently submit the proxy statement to the SEC, we request that Members who want to make nominations for Directors send notice by November 1, 2007.
If you have any questions please do not hesitate to contact us at the office.

Petition Paper Proxy Statement Information
1. Nominating Member:

Name:

Address:

Telephone:

2. I,  _____  , the nominating Member listed above, am a holder of record of membership units entitled to vote at the annual meeting of members of E Energy Adams, LLC. I intend to vote such membership units either in person or by proxy at the meeting to nominate the person specified below.
3. Nominee:

Name:

Age:

Business Address:

Home Address:

Occupation:

Employer:

4. Are there any arrangements or understandings between the Nominating Member and the Nominee pursuant to which this nomination is being made? If yes, explain:
5. Has the Nominee completed a director questionnaire to provide any information regarding the Nominee that is required to be included in the proxy statement to be filed with the Securities and Exchange Commission? No Nominee will be accepted until a director questionnaire is completed.
Yes ☐       No ☐
6. A nominating petition signed and dated by the holders of at least five percent (5%) of the then outstanding Units and clearly setting forth the proposed nominee as a candidate of the Director’s seat to be filled at the next election of Directors. This petition is due to the E Energy Adams office at least 60 days prior to the annual meeting. However, in the interest of timely completion of the proxy statement, E Energy Adams asks that this petition be returned no later than November 1, 2007.

NOMINATING MEMBER:
I  _____  , swear that the above information is true and correct.
Signature: Date:
STATE OF                      )
                ) SS: COUNTY
OF                      )
On this  _____  day of  _____  ,  _____  , before me, the undersigned, a Notary Public in and for the State of , personally appeared  _____  to me known to be the person named in and who executed the foregoing instrument, and acknowledged that he/she executed the same as his/her voluntary act and deed.
Notary Public in and for said State
My commission expires:
NOMINEE:
I,  _____  , consent to serve as a director of E Energy Adams, LLC if so elected. I have completed a director questionnaire and I swear that the information provided by me is complete, true and accurate to the best of my knowledge.
Signature: Date:
STATE OF                      )
                ) SS: COUNTY
OF                      )
On this  _____  day of  _____  ,  _____  , before me, the undersigned, a Notary Public in and for the State of , personally appeared  _____  to me known to be the person named in and who executed the foregoing instrument, and acknowledged that he/she executed the same as his/her voluntary act and deed.
Notary Public in and for said State
My commission expires:

Nomination Petition for E Energy Adams, LLC

Petition summary and background	This petition sets forth that would like to be a nominee as a candidate for a director’s seat on the Board of Directors of E Energy Adams, LLC.

Action petitioned for	We, the undersigned, are Members of E Energy Adams, LLC. and acknowledge that we would like the above named individual on the ballot for the Annual Meeting and Election.

Printed Name	Signature	Address	Date	Office Use